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                                                                 EXHIBIT 23.2
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

         We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated March 27, 1998 appearing on page F-1 of Commodore Applied Technologies, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.


Price Waterhouse LLP





Philadelphia, Pennsylvania
April 15, 1998